Exhibit 10.2

SUBSCRIPTION AGREEMENT

To subscribe for Units
in the private offering of
AIT THERAPEUTICS, INC.

1.
Date and Fill in the number of units, each unit consisting of (i) one (1) share of Common Stock and (ii) a Warrant to purchase two (2) shares of Common Stock (“Warrant”) (collectively, the “Units” or “Securities”), being subscribed for and Complete and Sign the Signature Page included in the Subscription Agreement.

2.	Initial the Accredited Investor Certification attached to this Subscription Agreement.

3.
Complete and Sign the Signature Page attached to this Subscription Agreement. NOTICE: Please note that by executing the attached Subscription Agreement, you will be deemed to have executed the Securities Purchase and Registration Rights Agreement (the “Securities Purchase and Registration Rights Agreement”, which, together with the Warrant and this Subscription Agreement, are hereinafter referred to as the “Transaction Documents”, each of which is attached to the Memorandum (as defined below)), and will be treated for all purposes as if you did sign each such Transaction Document, if and as applicable, even though you may not have physically signed the signature pages to such documents.

4.	Complete and Sign the Purchaser Questionnaire, Bad Actor Disqualification Questionnaire (if applicable) and, if applicable, Wire Transfer Authorization and Selling Stockholder Questionnaire attached to this Subscription Agreement.

5.	Return all forms to your account executive and then send all signed original documents with a check (if applicable) to:

Laidlaw & Co. (UK) Ltd.
546 Fifth Avenue, 5th Floor
New York, NY 10036

6.	Please make your subscription payment payable to the order of “Signature Bank, as Escrow Agent for AIT Therapeutics, Inc.” Account No. 1503047744.

  For wiring funds directly to the escrow account, use the following instructions:

Bank	Name: Signature Bank 261 Madison Avenue New York, NY 10016
Acct. Name:	Signature Bank as Escrow Agent for AIT Therapeutics, Inc.
ABA Number: SWIFT Code: A/C Number: FBO:	026013576 SIGNUS33 1503047744 Investor Name Social Security Number Address

Investors will purchase the number of Units of AIT Therapeutics, Inc., a Delaware corporation (the “Company”), set forth on the signature page to the Subscription Agreement. The Securities are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated March 17, 2017, as may be amended and/or supplemented from time to time (the “Memorandum”).

The Securities are being offered on a “reasonable efforts, all or none” basis with respect to the minimum of $250,000 (the “Minimum Offering Amount”), and thereafter on a “reasonable efforts” basis up to the maximum of $10,000,000 (the “Maximum Offering Amount”) at a purchase price per Unit of $6.00. The Securities may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time during the Offering Period (defined hereafter). The minimum investment amount that may be purchased by an Investor is 10,000 Units for an aggregate minimum purchase price of $60,000 (the “Investor Minimum Investment”), unless the Company and the Placement Agent waive such requirement in their sole and absolute discretion. The subscription for the Securities will be made in accordance with and subject to the terms and conditions of the Subscription Agreement, the Memorandum and the Transaction Documents.

Certain of the subscription funds will be held in a non-interest bearing escrow account (the “Escrow Account”) in the Company’s name at Signature Bank, 261 Madison Avenue, New York, New York 10016 (the “Escrow Agent”), or with such other escrow agent as may be appointed by Laidlaw & Company (UK) Ltd. (“Laidlaw”) and the Company.

The Securities will be offered for sale until the earlier of (i) the Closing on the Maximum Offering Amount and (ii) March 31, 2017 (the “Termination Date”, with this period being referred to herein as the “Offering Period”). In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company or the Placement Agent), (ii) a Closing does not occur prior to the Termination Date or (iii) the Offering is otherwise terminated by the Company, then the Escrow Agent will refund all subscription funds held in the Escrow Account to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company or the Placement Agent) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

The Company reserves the right (but is not obligated) to have its employees, agents, officers, directors and affiliates purchase Securities in the Offering and all such purchases will be counted towards the Offering Amount.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

Questions regarding completion of the subscription documents should be directed to your account executive at (212) 953-4900.

ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET
FORTH WITHIN.

SUBSCRIPTION AGREEMENT FOR

AIT THERAPEUTICS, INC.

________________, 2017

AIT Therapeutics, Inc.
c/o Laidlaw & Company (UK), Ltd.
546 Fifth Avenue, 5th Floor
New York, NY 10036

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) will purchase the number of units, each unit consisting of (a) one (1) share of Common Stock and (b) a Warrant to purchase two (2) shares of Common Stock (“Warrant”) (collectively, the “Units” or “Securities”), of AIT Therapeutics, Inc., a Delaware corporation (the “Company”), set forth on the signature page to this Subscription Agreement. The Securities are being offered (the “Offering”) by the Company pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum, dated March 17, 2017, as may be amended and/or supplemented from time to time (the “Memorandum”).

The Securities are being offered on a “reasonable efforts, all or none” basis with respect to the minimum of $250,000 (the “Minimum Offering Amount”), and thereafter on a “reasonable efforts” basis up to the maximum of $10,000,000 (the “Maximum Offering Amount”) at a purchase price per Unit of $6.00. The Securities may be sold at one or more closings of the Offering (each a “Closing”, and, collectively, the “Closings”), at any time during the Offering Period (defined hereafter). The minimum investment amount that may be purchased by an Investor is 10,000 for an aggregate minimum purchase price of $60,000 (the “Investor Minimum Investment”). The subscription for the Securities will be made in accordance with and subject to the terms and conditions of this Subscription Agreement, the Memorandum and the Transaction Documents (as defined below).

The Securities will be offered until the earlier of (i) the Closing on the Maximum Offering Amount and (ii) March 31, 2017 (the “Termination Date”) commencing on the date of the Memorandum, with this period being referred to herein as the “Offering Period”. In the event that (i) subscriptions for the Offering are rejected in whole (at the sole discretion of the Company or Placement Agent), (ii) a Closing does not occur prior to the expiration of the Offering Period or, if extended, prior to the Termination Date or (iii) the Offering is otherwise terminated by the Company, then the Escrow Agent (as defined below) will refund all subscription funds held in the Escrow Account (as defined below) to the persons who submitted such funds, without interest, penalty or deduction. If a subscription is rejected in part (at the sole discretion of the Company or the Placement Agent) and the Company accepts the portion not so rejected, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction.

The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

2. Payment. The Purchaser encloses herewith either a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, as Escrow Agent for AIT Therapeutics, Inc.,” in the full amount of the purchase price of the Securities being subscribed for. Together with the check for or wire transfer of the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement along with a completed and executed Accredited Investor Certification, which are annexed hereto. Please note that by executing the Subscription Agreement, you will be deemed to have executed the Securities Purchase and Registration Rights Agreement (the “Securities Purchase and Registration Rights Agreement”, which, together with the Warrant and this Subscription Agreement, are hereinafter referred to as the “Transaction Documents”, each of which is attached to the Memorandum), and you will be treated for all purposes as if you did sign each such Transaction Document, if and as applicable, and you will be bound by the respective terms of each of them.

3. Deposit of Funds. All payments made as provided in Section 2 hereof by Purchasers subscribing pursuant to the Memorandum will be deposited by the Purchaser as soon as practicable with Signature Bank, as escrow agent (the “Escrow Agent”), or such other escrow agent appointed by Laidlaw and the Company, in a non-interest bearing escrow account (the “Escrow Account”). In the event that the Company does not effect a Closing under the Securities Purchase and Registration Rights Agreement during the Offering Period, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and the Company will return the subscription documents to each Purchaser. If the Company rejects a subscription, either in whole or in part (at the sole discretion of the Company or Placement Agent), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest, penalty, expense or deduction.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept this or any other subscription for the Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company executes and delivers to the Purchaser executed copies of the Transaction Documents to which the Company is a party.

5. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Securities Purchase and Registration Rights Agreement;

(b) The Purchaser has received and has carefully reviewed the Memorandum, this Subscription Agreement, the other Transaction Documents and all other documents requested by the Purchase, if any, and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c) Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary may be a criminal offense;

(d) All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company and the Securities, have been made available for inspection and reviewed by the Purchaser;

(e) The Purchaser has reviewed the Company’s filings with the SEC, including but not limited to, the Company’s Current Report on Form 8-K filed by the Company with the SEC on January 20, 2017.

(f) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Purchaser;

(g) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum and the Transaction Documents;

(h) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(i) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby (other than fees to be paid by the Company to Laidlaw, as described in the Memorandum);

(j) The Purchaser has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(k) The Purchaser is not relying on the Company, Laidlaw or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities and the Purchaser has relied on the advice of, or has consulted with, only its own advisors;

(l) The Purchaser is acquiring the Securities solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities and the Purchaser has no plans to enter into any such agreement or arrangement;

(m) The Purchaser understands and agrees that purchase of the Securities is a high risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company, including the loss of the Purchaser’s entire investment. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the certificates representing the Securities to the effect that such securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books;

(n) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(o) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and, in particular, the matters under the caption “Risk Factors” therein and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(p) The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act and has truthfully and accurately completed the Purchaser Questionnaire attached to this Subscription Agreement and will submit to the Company such further assurances of such status as may be reasonably requested by the Company;

(q) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(r) The Purchaser has had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum, including, but not limited to, the terms and conditions of the Securities as set forth therein, and the Transaction Documents and all other related documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company in writing to the full satisfaction of the Purchaser;

(s) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum;

(t) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(u) The Purchaser is satisfied that it has received adequate information with respect to all matters which it considers material to its decision to make this investment;

(v) The Purchaser acknowledges that any and all estimates or forward-looking statements or projections provided to the Purchaser by the Company were prepared in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

(w) No oral or written representations have been made, or oral or written information furnished, to the Purchaser in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum;

(x) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(y) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z) The Purchaser acknowledges that the Securities have not been recommended by any federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the Memorandum. Any representation to the contrary is a criminal offense. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and the applicable state securities laws or pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(aa) (For ERISA plans only)The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates; and

(bb) The Purchaser has read in its entirety the Memorandum and the Transaction Documents and all exhibits, annexes and schedules thereto, including, but not limited to, all information relating to the Company and the Securities, and understands to its full satisfaction all information included in the Transaction Documents and the Memorandum, including, but not limited to, the section entitled “Risk Factors” in the Memorandum.

(cc) The Purchaser acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities.

(dd) To effectuate the terms and provisions hereof, the Purchaser hereby appoints the Placement Agent as its attorney‑in‑fact (and the Placement Agent hereby accepts such appointment) for the purpose of carrying out the provisions of the Escrow Agreement by and between the Company, the Placement Agent and Signature Bank (the “Escrow Agreement”) including, without limitation, taking any action on behalf of, or at the instruction of, the Purchaser and executing any release notices required under the Escrow Agreement and taking any action and executing any instrument that the Placement Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.  All acts done under the foregoing authorization are hereby ratified and approved and neither the Placement Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.  This power of attorney, being coupled with an interest, is irrevocable while the Escrow Agreement remains in effect.

(ee) The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Company or the Placement Agent (or another person whom the Purchaser believed to be an authorized agent or representative thereof) with whom the Purchaser had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

(ff) The Purchaser understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in their sole and absolute discretion, at any time before any Closing notwithstanding prior receipt by the Purchaser of notice of acceptance of the Purchaser’s subscription.

6. Representations and Warranties of the Company. The representations and warranties contained in Article III of the Securities Purchase and Registration Rights Agreement to be entered into by the Company and the Purchasers shall be incorporated herein by reference and shall be deemed to be made under this Subscription Agreement.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, Laidlaw and each of their respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgement, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

9. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth in the Securities Purchase and Registration Rights Agreement or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof.

11. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

12. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13.           Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

14.           Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.           Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

16.	Miscellaneous.

(a) This Subscription Agreement, together with the Transaction Documents, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in two or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.  Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Subscription Agreement.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

17.           Signature Page. It is hereby agreed by the parties hereto that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein below, will be deemed and constitute a signature of the Purchaser to the Securities Purchase and Registration Rights Agreement and the agreement by the Purchaser to be bound by all of the terms and conditions hereof as well as by the Securities Purchase and Registration Rights Agreement and each of the other Transaction Documents, and will be deemed and constitute the execution by the Purchaser of all such Transaction Documents without requiring the Purchaser’s separate signature on any of such Transaction Documents.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?
The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

AIT THERAPEUTICS, INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

AND

SECURITIES PURCHASE AND
REGISTRATION RIGHTS
AGREEMENT

Purchaser hereby elects to purchase a total of_____________units, each unit consisting of (i) one (1) share of Common Stock and (ii) a Warrant to purchase two (2) shares of Common Stock (“Warrant”) (the “Units”), at a purchase price of $6.00 per Unit, for an aggregate Subscription Amount of $____________. (NOTE: to be completed by the Purchaser).

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN
 COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
Name: Title:	State of Organization

Date	Address

AGREED AND ACCEPTED:
AIT THERAPEUTICS, INC.

By:
Name: Title:	Date

AIT THERAPEUTICS, INC.
ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial ______________
I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes hereof, “net worth” shall be deemed to include all of your assets, liquid or illiquid (excluding the value of your principal residence), minus all of your liabilities (excluding the amount of indebtedness secured by your principal residence up to its fair market value.)

Initial ______________
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial ______________
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for individual investors, above

Initial ______________
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial ______________
The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial ______________	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial ______________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for individual investors, above.

Initial ______________	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial ______________	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial ______________
The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial ______________
The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial ______________
The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial ______________	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

BAD ACTOR DISQUALIFICATION QUESTIONNAIRE

Instructions: On September 23, 2013, the Securities and Exchange Commission (the “SEC”) rule disqualifying securities offerings involving certain “felons and other ‘bad actors’” from reliance on Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) went into effect. The new rule triggers disclosure of bad actors and bad acts that occurred on or prior to September 23, 2013, and provides that bad actors/bad acts occurring after September 23, 2013 cause the disqualification from reliance on Rule 506. In order to confirm that the company remains eligible to rely on Rule 506 and to comply with the related disclosure requirements, each (i) director, executive officer, other officer participating in an offering of securities, general partner or managing member of the company, (ii) beneficial owner of 20% or more of the company’s outstanding voting equity securities,(iii) any promoter connected with the company at the time of the sale of the offering, (iv) any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of securities in the offering (a “Solicitor”), (v) any general partner or managing member of any Solicitor, and (vi) any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor is required to complete and execute this Bad Actor Disqualification Questionnaire (this “Questionnaire”).

If you are a person described in clauses (i) through (vi) above, you need to complete this Questionnaire. Please answer “Yes” or “No” with respect to each of the items set forth below. If you answer “Yes” to any of the following, please provide a detailed written description of all relevant facts and circumstances relating the applicable event, conviction, order, proceeding or action.

(1)
Have you been convicted, within the prior ten years, of any felony or misdemeanor: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?
□ Yes □ No
(2)
 Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the prior five years, that restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?
□ Yes □ No
(3)
Are you subject to a final order of a U.S. state securities commission (or an agency or officer of a U.S. state performing like functions); a U.S. state authority that supervises or examines banks, savings associations, or credit unions; a U.S. state insurance commission (or an agency or officer of a state performing like functions); an appropriate U.S. federal banking agency; the U.S. Commodity Futures Trading Commission (the “CFTC”); or the U.S. National Credit Union Administration that: (A) bars you from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the last ten years?
□ Yes □ No

(4)
Are you subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or section 203(e) or (f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), that, (A) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on your activities, functions or operations; or (C) bars you from being associated with any entity or from participating in the offering of any penny stock?
□ Yes □ No
(5)
Are you subject to any order of the SEC entered within the last five years that orders you to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act, section 10(b) of the Exchange Act, and 17 CFR 240.10b-5, section 15(c)(1) of the Exchange Act and section 206(1) of the Advisers Act, or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act?
□ Yes □ No
(6)
Are you suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?
□ Yes □ No
(7)
Have you filed (as a registrant or issuer), or were you an underwriter or were you named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the prior five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?
□ Yes □ No
(8)
Are you subject to a United States Postal Service false representation order entered within the last five years, or are you subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?
□ Yes □ No
(9)	To the best of your knowledge, are you now the subject of any action, regulatory complaint, proceeding or other event that could result in a “yes” answer to any part of items 1-8 above?	□ Yes □ No

You hereby certify, represent and warrant that each of the above statements is true and correct and agree to immediately notify the company if such information becomes inaccurate in any respect. You further agree to immediately notify the company of any action, proceeding, investigation, event, action or development that could result in a “Yes” answer to any of the statements set forth above.

By: ________________________

Name: ______________________

Date: ______________________

AIT THERAPEUTICS, INC. Investor Profile (Must be completed by Investor)

Section A - Personal Investor Information

Title in Which Securities Should be Held:

________________________________________________________________________________________
Individual Executing Profile:

________________________________________________________________________________________
Social Security Number(s) / Federal I.D. Number:

________________________________________________________________________________________

Date of Birth: _______________________  Marital Status: _________________

Joint Party Date of Birth: ___________________

Investment Experience (Years): ______________

Annual Income: __________________

Net Worth: _____________

Home Street Address:

________________________________________________________________________________________
Home City, State & Zip Code:

________________________________________________________________________________________
Home Phone: ____________________  Home Fax: __________________________
Home Email: _______________________________
Employer: ________________________________________________________________________________
Employer Street Address:

________________________________________________________________________________________
Employer City, State & Zip Code:

________________________________________________________________________________________

Bus. Phone: ______________________  Bus. Fax: __________________________
Bus. Email: _______________________
Type of Business:

________________________________________________________________________________________

    ____Please check if you are a FINRA member or affiliate of a FINRA member firm

    LAIDLAW Account Executive / Outside Broker/Dealer:

    ________________________________________________

AIT THERAPEUTICS, INC. Investor Profile (Must be completed by Investor)

Section B – Entity Investor Information

Title in Which Securities Should be Held:
________________________________________________________________________________________

Authorized Individual Executing Profile or Trustee:
________________________________________________________________________________________

Social Security Numbers / Federal I.D. Number:
________________________________________________________________________________________

Investment Experience (Years): ________

Annual Income: _____________

Net Worth: ______________

Was the Trust formed for the specific purpose of purchasing the Units?

☐ Yes  ☐ No

Principal Purpose (Trust) ____________________________

    Type of Business: ___________________________________________

    Street Address: ____________________________________________________________________________

City, State & Zip Code:
____________________________________________________________________________

Phone: _______________________ Fax: ______________________________
Email: _______________________

    ____Please check if you are a FINRA member or affiliate of a FINRA member firm

    LAIDLAW Account Executive / Outside Broker/Dealer:

    ________________________________________________

Section C – Form of Payment – Check or Wire Transfer

-	Check payable to “SIGNATURE BANK, AS ESCROW AGENT FOR AIT THERAPEUTICS, INC.”

-	Wire funds from my outside account according to the “To subscribe for Units in the private offering of AIT THERAPEUTICS, INC.” page (page “1”)

___	Wire funds from my LAIDLAW Account – See following page

___	The funds for this investment are rolled over, tax deferred from__________________________________________________________within the allowed 60-day window

Section D – Securities Delivery Instructions (check one)

___	Please deliver my securities to Laidlaw for deposit into my brokerage account.

___	Please deliver my securities to the address listed in the above Investor Profile.

___	Please deliver my securities to the below address:
________________ ________________ ________________ ________________

Section E – Investor Instructions for Payments (check one)

___
Please make out my dividend and any other payment checks pursuant to the Units to “Sterne, Agee & Leach Inc. C/F [Insert Client Name]” and deliver such checks to Laidlaw so that they may deposit them into my Laidlaw brokerage account.

___
Please make out my dividend and any other payment checks pursuant to the Units in the registered name set forth in the Investor Profile and mail such checks to me at the address specified in the Investor Profile.

Investor Signature(s): _____________________________________________    Date: _________________

Wire Transfer Authorization

TO: RE: DATE:	OPERATIONS MANAGER LAIDLAW & CO. (UK) LTD. Client Wire Transfer Authorization AIT THERAPEUTICS, INC. ________________________

This Securities Purchase and Registration Rights Agreement authorizes the transfer of the following listed funds from my LAIDLAW Brokerage Account as follows:

LAIDLAW Brokerage Account # _______________________

Wire Amount  $___________________________

SIGNATURE BANK
261 Madison Avenue
New York, NY 10016

ABA No.: 026013576
For Credit to Signature Bank, as Escrow Agent for AIT Therapeutics, Inc.
Account No.: 1503047744

REFERENCE:

SUBSCRIBER LEGAL NAME
_________________________________________________

TAX ID NUMBER ______________________________________________________________

SUBSCRIBER ADDRESS
______________________________________________________________________

FBO: ___________________________________________________________

Investment Title:    ___________________________________________________________

Signature:                ___________________________________________________________

Signature:                ___________________________________________________________
(Joint Signature)

Selling Stockholder Notice and Questionnaire
AIT THERAPEUTICS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owners of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase shares of Common Stock (each, a “Warrant”) of AIT Therapeutics, Inc. (the “Company”), understand that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) for the registration of the resale of the shares of Common Stock and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) held by the undersigned (the “Registrable Securities”). This Questionnaire is being furnished to you and other stockholders whose Common Stock and Warrant Shares will be included in the Registration Statement. This Questionnaire seeks information necessary to complete the registration of these shares with the Commission.

To sell or otherwise dispose of any Registrable Securities in the offering, a holder or beneficial owner of Registrable Securities will be required to agree to be named as a selling stockholder in the related prospectus and execute and return this Selling Stockholder Questionnaire.

Please respond to every question unless otherwise directed.  If the answer is “none” or “not applicable,” please so state.  Please include all information sought by the related question.  Unless stated otherwise, answers should be given as of the date you complete this Questionnaire.  If there is any response or underlying factual matter about which you are uncertain, please discuss the matter fully and include any additional explanation or information which you believe is helpful.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

Please complete, sign, date and email or fax this Questionnaire as soon as possible to Rachel Decker at Greenberg Traurig, P.A., fax: 305.961.5457, email: deckerr@gtlaw.com.  Please call Rachel Decker at 305.579.0874 at Greenberg Traurig, P.A. with any questions regarding this Questionnaire.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to register for resale the Registrable Securities owned by it and listed below in Question 5 (unless otherwise specified under such Question 5) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name. Full Legal Name of Selling Stockholder:

2.	Address for Notices to Selling Stockholder.

Telephone:___________________________________________________________________________
Fax: ________________________________________________________________________________
Email address: ________________________________________________________________________
Contact Person: _______________________________________________________________________

3.	Relationship with the Company.

Describe the nature of any position, office or other material relationship the Selling Stockholder has had with the Company during the past three years:

4.	Organizational Structure. Please indicate or (if applicable) describe how the Selling Stockholder is organized.

(a)	Is the Selling Stockholder a natural person? (If so, please mark the box and skip to Question 5.)

Yes ☐    No ☐   

(b)	Is the Selling Stockholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)? (If so, please mark the box and skip to Question 5.)

Yes ☐    No ☐   

(c)	Is the Selling Stockholder a majority-owned subsidiary of a reporting company under the Exchange Act? (If so, please mark the box and skip to Question 5.)

Yes ☐    No ☐   

(d)	Is the Selling Stockholder a registered investment company under the Investment Company Act of 1940? (If so, please mark the box and skip to Question 5.)

Yes ☐    No ☐   

If the answer to all of the foregoing questions is “no,” please complete the following:

(e)	Legal Description of Selling Stockholder:

Please describe the type of legal entity that the Selling Stockholder is (e.g., corporation, partnership, limited liability company, etc.);

(f)	Please indicate whether the Selling Stockholder is controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is controlled by a natural person.

Controlled by: Natural Person(s)  ☐  Entity ☐

If you checked “Natural Person(s)”:

Please indicate the name of the natural person(s) who has voting or investment control over the shares held by the Selling Stockholder and the position of control that person(s) holds in or over the Selling Stockholder, then move to Question 5.

Name of natural person(s):_____________________________________

Controlling position in Selling Stockholder (e.g., sole member, controlling shareholder, sole stockholder, trustee, etc.): _____________
__________________________________________________________

If you checked “Entity”:

Please indicate the name and type of entity that controls the Selling Stockholder.

-	Name of controlling entity: ____________________________________

Type of legal entity (e.g., corporation, partnership, limited liability company, etc.): ______________________________________________

Is this entity controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is it controlled by a natural person?

Controlled by: Natural Person(s)  ☐  Entity* ☐

If you checked “Natural Person(s)”:

Name of natural person(s) who controls this entity and has voting or investment control over the shares held by the Selling Stockholder the Selling Stockholder: ____________________________________________________

Natural person’s position in this entity (e.g., sole member, controlling shareholder, sole stockholder, trustee, etc.):
____________________________________________________

*If you answered “Entity” here, please repeat step (f) for each controlling entity moving up the corporate chain of control until you reach the level at which there is only a natural person or persons in control (e.g., Acme LLC is controlled by ABC Corp., its member, which is controlled by X shareholder, its controlling shareholder). List the name of the entities along that chain of control, the types of entity each is, the natural person(s) in control of the ultimately controlling entity, and his or her control position over that entity in the lines below:

__________________________________________________________
__________________________________________________________
__________________________________________________________
__________________________________________________________
______________________________

(Continued on next page…)

5.	Beneficial Ownership of Registrable Securities:

This question covers beneficial ownership of the Company's securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.”

(a)
Please state the number of shares of the Company’s Common Stock (including any shares issuable upon exercise of warrants or other convertible securities) that the Selling Stockholder beneficially owns as of the date of this Questionnaire:

(b)	Please state the number of shares of the Registrable Securities that the Selling Stockholder wishes to have registered for resale in the Registration Statement.

Common Stock: ______________________

Warrants: _________________ (convertible into ______________ shares of Common Stock).

6.	Broker-Dealer Status:

(a)	Is the Selling Stockholder a broker-dealer?

Yes ☐    No ☐  

(b)	If “yes” to Question 6(a), did the Selling Stockholder receive the Registrable Securities as compensation for investment banking services to the Company?

Yes ☐   No ☐   

Note:	If the answer to Question 6(b) is no, Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Is the Selling Stockholder an affiliate of a broker-dealer?

Yes ☐   No ☐  

(d)
If the Selling Stockholder is an affiliate of a broker-dealer, does the Selling Stockholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐    No ☐   

Note:	If the answer to Question 6(d) no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

7.	Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the Selling Stockholder is named as an adverse party?

Yes ☐    No ☐   

State any exceptions here:

8.
Reliance on Responses.  The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

[SIGNATURE PAGE FOLLOWS]

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Questions 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:_______________________
Beneficial Owner:______________________________________

By:      ______________________________________________
            Name: _________________________________________
            Title: __________________________________________

PLEASE FAX OR PDF A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL TO:

APPENDIX A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1.	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.
Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.
Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.